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                                                                  EXHIBIT 10.5.8


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER


         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of the 11th day of September, 2000, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors"; Borrower and the Guarantors are individually a "Credit Party" and collectively the "Credit Parties"), and FIRST UNION NATIONAL BANK ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999, by a Third Amendment to Credit Agreement dated August 27, 1999, by a Fourth Amendment to Credit Agreement and Waiver dated November 11, 1999, by a Fifth Amendment to Credit Agreement and Waiver dated December 23, 1999, by a Sixth Amendment to Credit Agreement dated as of February 9, 2000, and by a Seventh Amendment to Credit Agreement and Waiver dated as of May 30, 2000 (as amended, the "Credit Agreement"), pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $4,350,000 pursuant to the Facility B Commitment; and

         WHEREAS, Borrower is in violation of certain financial covenants and seeks a waiver of such violations and an extension of the maturity date of the Facility B Loans;

         WHEREAS, Borrower has requested that Lender enter into this Amendment to waive such financial covenants and to extend the maturity date of the Facility B Loans, and has represented to the Lender that it will cause a $2.5 million cash equity infusion to be made to the Borrower on or before September 15, 2000; and

         WHEREAS, Lender is willing to agree to such amendment and waiver upon the terms set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

                  2.1. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:

                           "Eighth Amendment" shall mean that certain Eighth
                  Amendment to Credit Agreement and Waiver, dated as of September 11, 2000, between Borrower and Lender.

                           "Eighth Amendment Effective Date" shall mean that
                  date on which all of the conditions precedent set forth in
                  Section 5 of the Eighth Amendment have been satisfied and the Eighth Amendment has become effective.

                  2.2. EXISTING DEFINITIONS. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Facility B Termination Date" and by substituting in lieu thereof the following new definition of such term:

                           "Facility B Termination Date" means the earliest of
                  (a) November 30, 2000, (b) the date of termination by the Borrower pursuant to Section 2.5(a), (c)


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                  the Termination Date, and (d) the date of termination by the
                  Lender pursuant to Section 11.2(a).

         3. WAIVER. Effective on the Eighth Amendment Effective Date, Lender hereby waives the Default or Event of Default created by the Borrower's failure to comply with the following financial covenants for the period from July 31, 2000 to and including November 30, 2000:

                  (a) Net Worth covenant set forth in Section 9.1 of the Credit Agreement;

                  (b) Ratio of Actual to Budgeted Revenues covenant set forth in Section 9.5 of the Credit Agreement, and

                  (c) Accounts Payable covenant set forth in Section 9.8 of the Credit Agreement.

         4. ARRANGEMENT FEE. In consideration of Lender entering into this Amendment, Borrower hereby agrees to pay, in addition to the arrangement fees set forth in the Seventh Amendment, an additional fixed arrangement fee equal to $250,000 payable in cash on the Facility B Termination Date; provided, however, Lender agrees to waive such fee if either (a) the Obligations are paid in full on or before November 30, 2000 or (b) the Obligations are refinanced in full on or before November 30, 2000 pursuant to a credit agreement between the Lender and a buyer of the educational businesses owned by Borrower and the Guarantors that is acceptable to Lender in its sole discretion. Borrower and each Guarantor hereby acknowledges and agrees that such fee has been fully earned by Lender, is non-refundable once paid, and is irrevocably payable on the due date thereof without offset, deduction or counterclaim.

         5. CONDITIONS PRECEDENT. The amendments contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements, in each case in form and content acceptable to Lender:

                  (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

                  (b) Borrower shall cause a $2.5 million cash equity infusion to be made to Borrower on or before September 15, 2000;

                  (c) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

                  (d) a certificate of the secretary or assistant secretary of each Credit Party certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Amendment and the other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith to which it is a party (collectively, the "Amendment Documents"), and ratifying the execution and delivery of this Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;

                  (e) Lender's attorneys' fees and expenses incurred in connection with this Amendment; and

                  (f) such other instruments, documents and agreements as the Lender may reasonably request.

         6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Each Credit Party hereby jointly and severally represent and warrant to the Lender that (a) all of Credit Parties' representations and warranties contained in the Credit Agreement, the other Loan Documents and this Amendment are true and correct on and as of the date of this Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) except, in the case of the representation set forth in Section 6.1(q) of the Credit Agreement, as reflected in the Borrower's interim financial statements for the period ending June 30, 2000; (b) no Default or Event


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of Default has occurred and is continuing as of such date under any Loan
Document, except any Default or Event of Default waived under Section 3 of this Agreement; (c) each Credit Party has the power and authority to enter into this Amendment and the other Amendment Documents to which it is a party and to perform all of its obligations hereunder and thereunder; (d) the execution, delivery and performance of this Amendment and the Amendment Documents have been duly authorized by all necessary corporate or partnership action on the part of each Credit Party; (e) this Amendment and the Amendment Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies; and (f) the execution and delivery of this Amendment and the Amendment Documents and performance thereof by the Credit Parties do not and will not violate the Certificate or Articles of Incorporation, By-laws or other organizational documents of any Credit Party and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to any Credit Party or its properties.

         7. REAFFIRMATION OF LOAN DOCUMENTS. Each Credit Party hereby reaffirms its obligations under the Loan Documents, and acknowledges and agrees that each of the Loan Documents to which such Credit Party is a party, and the obligations of such Credit Party thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of this Amendment or of any prior amendment to the Credit Agreement or any other Loan Document.

         8. REFERENCES. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         9. LIMITATION OF AGREEMENT. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         11. FURTHER ASSURANCES. Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         14. NO CLAIM. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                CREDIT PARTIES:

                                BORROWER:

                                EDUTREK INTERNATIONAL, INC.



                                By:   /s/ R. Steven Bostic
                                    --------------------------------------------
                                    R. Steven Bostic
                                    Chairman of the Board and
                                    Chief Executive Officer



                                Attest:   /s/ David J. Horn
                                        ----------------------------------------
                                        David J. Horn
                                        Secretary and Chief Financial Officer

                                                [CORPORATE SEAL]

                       (signatures continued on next page)

                    (signatures continued from previous page)

                                GUARANTORS:

[CORPORATE SEAL]                EDUTREK SYSTEMS, INC.



                                By:   /s/ R. Steven Bostic
                                    --------------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                AMERICAN INTERCONTINENTAL
                                UNIVERSITY, INC.



                                By:   /s/ R. Steven Bostic
                                    --------------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer


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[CORPORATE SEAL]                AMERICAN INTERCONTINENTAL UNIVERSITY-LONDON,
                                LTD. U.S.



                                By:    /s/ R. Steven Bostic
                                    --------------------------------------------
                                    R. Steven Bostic
                                    Chief Executive Officer

[CORPORATE SEAL]                AMERICAN EUROPEAN MIDDLE EAST CORPORATION, LLC


                                By: American InterContinental University-London,
                                    LTD. U.S.



                                By:      /s/ R. Steven Bostic
                                   ---------------------------------------------
                                             R. Steven Bostic
                                             Chief Executive Officer


                       (signatures continued on next page)


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                    (signatures continued from previous page)

                                  LENDER:

                                  FIRST UNION NATIONAL BANK



                                  By:     /s/ Frank Darrow
                                      ------------------------------------------
                                      Frank Darrow
                                      Vice President


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